UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2003

1-12340
(Commission File Number)

GREEN MOUNTAIN COFFEE ROASTERS, INC.
(Exact name of registrant as specified in its charter)

Delaware 03-0339228
(Jurisdiction of Incorporation) (IRS Employer Identification Number)

33 Coffee Lane, Waterbury, Vermont 05676
(Address of registrant's principal executive office)

(802) 244-5621
(Registrant's telephone number)

Item 5. Other Events

On April 3, 2003, Green Mountain Coffee Roasters, Inc. issued a press release announcing the appointment of Fran Rathke as Interim Chief Financial Officer replacing William G. Hogan.

 A copy of the aforementioned press release is attached hereto as Exhibit 99.1.

Item 7(c). Exhibits
99.1	Press Release dated April 3, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREEN MOUNTAIN COFFEE ROASTERS, INC.

By: /s/ Robert P. Stiller_

Robert P. Stiller
Chief Executive Officer

Date: April 3, 2003

EXHIBIT INDEX
99.1	Press Release dated April 3, 2003